Exhibit 99.1

     PURCHASE AGREEMENTPURCHASE AGREEMENT

     THIS PURCHASE AGREEMENT entered into as of February 18, 2004 by and between INVICTA GROUP INC., a Nevada Corporation (the "Buyer"), and John Latimer and
                                                  -------
Karen Latimer, (jointly the "Selling Shareholders") individuals and sole shareholders of AIRPLAN, INC. (collectively the "Corporations"),
                                                      --------------

     WHEREAS, the Selling Shareholders, among other things, own a Wholesale and retail Travel Company, own certain domain names, a database of 3,000 plus Travel Agencies/customers; have an ARC appointment (ARC number 39812776), have various bank and credit card merchant accounts, own two Internet websites, and are located in the suburbs of Pittsburgh, PA.

     WHEREAS, the Selling Shareholders desire to sell and the Buyer desires to purchase all of the outstanding stock and assets of the Corporations, upon the terms and conditions hereinafter set forth;

     WHEREAS, Karen Latimer and John Latimer are the sole shareholders of the Corporations.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


     1.  DEFINITIONS.
     --  ------------

     "Acquired  Assets":  means  all  of the right, title, and interest that the
     ------------------
Corporations  possess in those assets identified on Schedule A hereto, which, by
                                                    ----------
virtue of the acquisition of the stock of the Corporations, will be acquired indirectly by the Buyer.

     "Buyer":  means  Invicta  Group  Inc.,  as  set forth in the preface above.
     -------

     "Closing":  means  the  day  the  Selling  Shareholders  and Buyer agree to
     ---------
transfer  stock  of  respective  companies.

     "Intellectual  Property":  means
     ------------------------
     (a) All inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof,

     (b)  All  Internet  websites  owned  by  the  Corporations:

     (c) All trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith,

     (d) All mask works and all applications, registrations, and renewals in connection therewith,

     (e) All trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals),

     (f)  All  computer  software  (including  data  and related documentation),

     (g)  All  other  proprietary  rights,  and

     (h) All copies and tangible embodiments thereof (in whatever form or medium).

     "Liabilities":  means  all  debt  of  the  Corporation  owed  to suppliers,
     -------------
customers, employees and accounts payable listed on Balance Sheet or a list of liabilities prepared as of the date of Closing.

     "Selling  Shareholders":  means  John  Latimer  and  Karen  Latimer
     -----------------------

     "Stock":  means  all  shares from Selling Shareholders and shares issued to
     -------
Selling Shareholders by Invicta Group Inc. as applicable of the Corporation being acquired.

     "Website":  means  Internet  site  promoting  business  of  AIRPLAN,  INC.
     --------


     2.  ACQUISITION  OF  STOCK.  On the Closing Date, Buyer will acquire all of
     --  ----------------------
the outstanding shares of capital stock of the Corporations (the "Acquisition") on the terms and conditions set forth in this Agreement.

     3.  CONSIDERATION.
     --  -------------

     (a) The purchase price for the stock of the Corporations will be the issuance to the Selling Shareholders, in a ratio to be determined by them, of an aggregate of 1,000,000 shares of Invicta Group, Inc. common Stock. 700,000 of these shares will be restricted, and 300,000 of these shares will be eligible for piggyback registration rights on Invicta's next Registration Statement to be filed with the SEC. At the completion of the Closing, each of the Corporations shall be and become a wholly owned subsidiary of Buyer.

     (b) Buyer shall guarantee the value of the stock to be at least $500,000 180 days after the Closing (price determined by the average of the closing ASK price of the Buyer's common stock as quoted on the Over-the-Counter Bulletin Board System for the last ten (10) trading days of the 5th month after Closing). If the value of the stock is less than $500,000, then additional shares will be issued to total $500,000 based on the market price at the time of the calculation (for example, if the market price for the stock is $.40 per share at that date, that would mean that the total value of the initial shares issued was $400,000. To make up the additional $100,000 owed, the Buyer would issue to Selling Shareholders a total of 250,000 more shares.)

     (c) Buyer will offer the Selling Shareholders a 5 year Earn out Agreement offering an EARN OUT of 10% of EBITDA of the Corporation for each of the fiscal years ending 12/31/2004 thru 12/31/2008. Payment will be made 20 days after Independent Auditors complete annual audit.

It is the Buyer's intent to add airline inventory for North America, South America, Asia, Hawaiian Islands and Caribbean Islands, with negotiated air consolidator fares. The added inventory of airline markets should enhance EBITDA.

     4.  THE  CLOSING.
     --  ------------

     (a) The Closing shall take place at the offices of Seller no later than February 28, 2004, unless the parties agree in writing to extend the closing date to another place or time.

     (b) The following will be delivered by Selling Shareholders and the Corporations at Closing:

     - All certificates for outstanding shares of Corporations' Stock, duly endorsed for transfer
     -    All  corporate  records  and  minute  books  of  the  Corporations
     - All financial and corporate books and records of the Corporations, including bank account information.

     (c)  The  following  will  be  delivered  by  Buyer  at  Closing:

     - Original Certificates for the Shares duly issued and registered in the respective names of the Selling shareholders.

     5.  REPRESENTATION  AND  WARRANTIES  OF  SELLING  SHAREHOLDERS.
     --  ----------------------------------------------------------

Selling  Shareholders  represent  and  warrant  to  Buyer  as  follows:

     5.1  CORPORATE  COMPLIANCE;  AUTHORIZATION
     ---  -------------------------------------

     A.  COMPLIANCE.  The Corporations are duly and validly in existence and are
         ----------
in good standing in the State of Florida. To the best knowledge of the Selling Shareholders, neither of the Corporations is in violation, breach, or default of any term of its Certificate of Incorporation or By-laws, or of any material term or provision of any contract, agreement, judgment, decree, order, statute, rule or regulation applicable to or binding upon the Corporations, the breach or default of which would have a material adverse affect on either of the Corporation's business or financial condition.

     B.  AUTHORIZATION.  The Selling  Shareholders  are the sole shareholders of
         -------------
the Corporations and have all requisite power and authority to execute, deliver and perform their respective obligations under this Agreement, and all corporate action on the part of the Corporations, their officers and directors, necessary for the sale and transfer of the Stock has been taken. This Agreement, the Certificate of Incorporation of the Corporations, and all agreements attached hereto as Exhibits, are each legal, valid and binding obligations of the respective Corporations enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws and equitable principles relating to or affecting the enforcement of creditors' rights in general and by general principles of equity. The execution, delivery and compliance with the performance by the Corporations of this Agreement do not and will not (1) conflict with or result in a breach of the terms, conditions and provisions of any contractual obligation, (2) result in the creation of any material lien, security interest, charge or encumbrance upon the Stock or assets of the Corporations.

     5.2  ABSENCE  OF LITIGATION. In good faith and to the best of the knowledge
     ---  ----------------------
of Selling Shareholders, after due inquiry and investigation, there are no (a) actions proceedings, arbitrations or investigations pending or any threat thereof, or verdicts or judgments entered against the Corporations before any court or before any administrative agency or officer which might result in any material adverse change in the business, properties or condition, financial or otherwise, of the Corporations or (b) violations by the Corporations of any foreign, federal, state or local laws, regulations or order, including but not limited to laws pending to workplace safety and environmental clean-up, the violation of which would have a material adverse effect on the business of the Corporations.

     5.3  TAX  RETURNS  AND PAYMENTS. In good faith and to the best knowledge of
     ---  --------------------------
Selling Shareholders, the Corporations are not in violation of the filing requirements for all federal and state income tax returns that are required to be filed by the Corporations.

     5.4.1  MATERIAL  LICENSES,  AGREEMENTS  AND  RELATED  PARTY  AGREEMENTS.
     -----  ----------------------------------------------------------------

     To  the  Best  knowledge  of  Selling  Shareholders:

     A.  Schedule  5.4  hereto  identifies  each  Material  Contract  of  the
         ---------------------
Corporations  (the  "Contracts").  All  Contracts  are  in  writing.  Selling
Shareholders have delivered to Buyer accurate and complete copies of all Contracts identified in Exhibit B, including all amendments thereto;

     B. each Contract is valid and in full force and effect, and is enforceable by The Corporations in accordance with its terms;

     C.  except  as  set  forth  in  Exhibit  B  :

     (1) No person acting for the Corporations has violated or breached, or declared or committed any default under, any Contract;
     (2) No event has occurred, and no circumstance or condition exists, that likely would (with or without notice or lapse of time) (A) result in a violation or breach of any of the provisions of any Contract, (B) give any Person the right to declare a default or exercise any remedy or hinder any Contract, (C) give any Person the right to accelerate the maturity or performance of any Contract, or (D) give any Person the right to cancel, terminate or modify any Contract;

     (3) The Corporations have not waived any of their respective rights under any Contract.

     D. each person against which the Corporations have or may acquire any rights under any Contract is solvent and is able to satisfy all of such person's current and future monetary obligations and other obligations and liabilities to the Corporations;

     E.  except  as  set  forth  in  Schedule  5.4:
                                     -------------

     (1) The Corporations have never guaranteed or otherwise agreed to cause, insure or become liable for, and has never pledged any of their respective assets to secure the performance or payment of any obligation or other liability of any other person except in the ordinary course of business; and

     (2) The Corporations have never been a party to or bound by (A) any joint venture agreement, partnership agreement, profit sharing agreement, cost sharing agreement, loss sharing agreement or similar Contract, or
          (B) any Contract that creates or grants to any person, or provides for the creation or grant of, any stock appreciation right, phantom stock right or similar right or interest.

     F. the performance of the Contracts will not result in any violation of or failure to comply with any legal requirement;

     G.  except  as  identified  in  Schedule  5.4  ,  no  person  is materially
                                     -------------
renegotiating, or has the contractual right to materially renegotiate, any amount paid or payable to either Corporation under any Contract or any other term or provision of any Contract;

     H.  the  Contracts  identified  in  Schedule  5.4  constitute  all  of  the
                                         -------------
Contracts necessary to enable the Corporations to conduct their respective businesses in the manner in which such businesses are currently being conducted and in the manner in which such businesses are proposed to be conducted;

     I.  except  as  set forth in Schedule 5.4: (i) the Contracts, including but
                                  ------------
not limited to those described in Exhibit B, are legally valid, binding and enforceable agreements of the Corporations, except as enforceability may be limited by bankruptcy and other similar laws affecting creditors rights, and the other parties thereto; the Corporations are not and no other party to any such Contract is in violation of or in default under such Contracts and no event or circumstances have occurred which constitute, or after notice or lapse of time or both would constitute, a violation or default thereunder on the part of the Corporation or any other party thereto or result in a right to accelerate or loss of rights; and such Contracts will continue to be binding in accordance with their terms after the Closing, assuming any consents listed in Exhibit B are obtained; (ii) the Corporations have fulfilled all obligations required pursuant to each Contract to have been performed by them, and the Sellers have no reason to believe that the Corporations will not be able to fulfill all of their obligations under the Contracts which remain to be performed after the date hereof, and (iii) none of the payments required to be made under any Contract has been prepaid by more than 30 days prior to the due date of such payment thereunder and the estimated cost to complete any Contract, plus expenses incurred by them on that Contract, will not exceed the total Contract price.

     5.5  MATERIAL  CHANGE.  Since  February  18,  2004, there has not occurred:
     ---  ----------------

     A. Any material adverse change in the assets, liabilities, business, prospects, condition (financial or otherwise), or operating results of either Corporation;

     B. Any material increase in the indebtedness or liabilities of the Corporations over the level thereof;

     C. Any material increase in the compensation (including, without limitation, the rate of commissions) payable to, or any payment of a cash salary bonus to, any officer, director or employee of, or consultant to, the Corporations;

     D. Any material change in the manner of keeping the book accounts or records of the Corporations or in the accounting practices therein reflected; or

     E. Any declaration or payment of any dividends or distribution to the Selling Shareholders by the Corporations, any acquisition or redemption by the Corporations of any of its equity securities or loan by the Corporations to any of its security holders.

     5.6  LEASES.  Neither  Corporation  has any right, title or interest in, or
     ---  ------
any obligation or duty relating to, any real estate or real property, except for its interest as a tenant, lessee, subtenant or sub lessee under the lease for the Corporations' principal place of business, 2600 Boyce Road, Pittsburg, PA 15241 (the "Leased Premises"), attached as Schedule 5.6 hereto (the "Lease").
                                              ------------

     A. (1) Corporations have delivered to Buyer true and complete copies of the Lease, all amendments and supplements thereto and all such non-disturbance agreements, if any; (2) Corporations are the holders of the lessee's interest, as applicable, in the Lease and Corporations have not assigned any Lease or any interest therein or subleased any portion of the Leased Premises; (3) the Lease is in full force and effect; (4) Corporations are not and, to the best of the knowledge of the Corporation and each Selling shareholder, the landlord under the Lease is not in default under the Lease, and no event has occurred which, with the giving of notice or passage of time or both, would constitute a default by Corporation or, to the best of the knowledge of the Selling Shareholders, the landlord under the Lease; and (5) neither the execution or performance of this Agreement, with the consent of the landlord, in a form reasonably acceptable to landlord and Buyer, will result in a breach of or constitute a default under any of the Leases.

     B. The buildings and improvements situated on and comprising part of the Leased Premises, and all heating and air conditioning equipment and all plumbing, electrical and other mechanical facilities which are part of, or which service, such Leased Premises are, to the best of the knowledge of the Selling Shareholders, in good operating condition and repair and do not require any repairs other than routine maintenance, and with respect to the roof, free from leaks.

     C. To the best of Selling Shareholder's knowledge, the Corporations have not received any notice of any condemnation proceeding or any other proceeding in the nature of eminent domain (a "Taking") in connection with any of the Real Properties, and to Corporation's knowledge no Taking has been threatened.

     D. All essential utilities (including water, sewer, gas, electricity and telephone service) are available to the Leased Premises.

     5.7  TITLE TO ASSETS. The Corporations own, free and clear of encumbrances:
     ---  ---------------

     A. All assets reflected on the December 31, 2003 Unaudited Interim Balance Sheets (except for inventory sold by the Corporations since December 31st 2003, in the ordinary course of business);

     B. All assets acquired by the Corporations since December 31, 2003 (except for inventory sold by the Corporations since December 31, 2003 in the Ordinary Course of Business);

     C. All assets that constitute the Corporations' rights and privileges under ARC Agency Code Number 398-12-776; and

     D. All other assets reflected in the Corporations' books and records as being owned by the Corporations.

     5.8  EQUIPMENT,  ETC.
     ---  ---------------

     A.  Schedule  5.8  hereto lists each of the Corporations' capital equipment
         -------------
and depreciation schedule, which describes historical cost and depreciation information with respect to all of Corporation's capital equipment, furniture, fixtures, improvements and other tangible personal property, and also accurately identifies all material tangible personal property leased to the Corporations;

     B.  Each  material  asset  of  the  Corporations:

     (1) Is free of defects and deficiencies and in good condition and repair, consistent with its age and intended use (ordinary wear and tear excepted);

     (2) Complies in all material respects and, to the Seller's best knowledge, is being operated and otherwise used in full compliance with all applicable legal requirements;

     (3)  Is  adequate  for  the  uses  to  which  it  is  being  put;

     (4) Is adequate for the conduct of the Corporation's business in the manner in which such business is currently being conducted;

     (5) Has been maintained in accordance with reasonable maintenance schedules;

     (6)  Is  owned  by  the Corporations free and clear of any encumbrance; and

     (7)  Is  located  at  the  Corporations'  principal  business  office.

     5.9  NO  LIABILITIES.  Except  for the Lease, and the telephone leases, the
     ---  ---------------
Corporations are not subject to any claims, demands, liens, agreements, contracts, covenants, promises, suits, actions or cross-actions, causes of action, obligations, controversies, disputes, costs, fees, losses, damages (both compensatory and exemplary or punitive), judgments, orders, wrongful acts, and liabilities of whatever kind or nature in law, equity, or otherwise, fixed or contingent.

     6.00  EXTENT OF OFFERING. Except as contemplated in this Agreement, neither
     ----  ------------------
the Corporations, nor any agent acting on their behalf, has offered or will offer or solicit any offers to sell any securities to any person or persons so as to require the issuance or sale of the Stock, to be registered to the provisions of 5 of the Securities Act, or prevent the Corporations from utilizing the provisions of 4(2) or Regulation D of the Securities Act or any applicable state securities law exemption from qualification.

     6.1  FEES, COMMISSIONS AND EXPENSES. The Selling Shareholders and the Buyer
     ---  ------------------------------
have made no agreements or arrangements for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Corporation.

     6.2  VALIDITY  OF  ISSUANCE. The Stock to be purchased and sold pursuant to
     ---  ----------------------
this Agreement, and delivered, will be duly and validly issued, fully paid and no assessable, and will be free and clear of any liens or encumbrances caused or created by the Selling Shareholders and, assuming the accuracy and completeness of the Buyer's and the Corporations' and Selling Shareholders' representations hereunder, will have been issued in compliance with all the applicable state and federal securities laws.

     6.3  DISCLOSURE.  Neither  this  Agreement,  nor  any  of  the  schedules,
     ---  ----------
attachments, exhibits, written statements, documents, certificates or other materials prepared or supplied by the Selling Shareholders with respect to the transactions contemplated hereby contain any untrue statements of a material fact or omit a material fact to make the statements contained herein or therein not misleading.

     6.4  PRIVATE  OFFERING.  The  offer  to  sell  the  Stock  was  directly
     ---  -----------------
communicated to the Buyer by the Selling Shareholders. At no time did the Selling Shareholders present to Buyer or any other person, or solicit Buyer or any other person with, any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation, nor did the Selling Shareholders invite Buyer or any other to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

     6.5  BUYER REPRESENTATION. The Selling Shareholders have a reasonable basis
     ---  --------------------
to believe that representations and warranties of Buyer set forth in this Agreement are true and accurate.

     7.  SELLER'S  INVESTMENT  REPRESENTATIONS  AND  WARRANTIES.  As to stock of
     --  ------------------------------------------------------
Buyer being acquired by the Selling Shareholders, the Selling Shareholders represent and warrant to the Buyer as follows:

     (A)  INVESTMENT. Selling Shareholders are acquiring shares of Buyer's stock
     ---------------
for investment purposes for their own accounts and not with a view to, or resale in connection with, any distribution thereof, and Selling Shareholders have no present intention of selling or distributing any of these shares of the Stock.

     (B)  LIMITATIONS ON RESALE OR TRANSFER. Selling Shareholders understand and
     --------------------------------------
acknowledge that their ability to sell any of the shares of Stock may be limited by the lack of a ready market in which to sell the Stock, and that the certificates issued will carry the following legend:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, OR APPLICABLE STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE BUYER, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS OR RECEIPT OF AN NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH REGISTRATION IS NOT REQUIRED."

At such time that the Company has received an effective date for any future registration statement in which the 300,000 shares issued to Selling Shareholders have been included, then such shares may have the above legend removed therefore.

     A.  ACCESS  TO  DATA.  The  Selling Shareholders have had an opportunity to
         ----------------
discuss the Buyer's business, management and financial affairs with its management and to obtain any additional information necessary or appropriate for deciding whether or not to purchase the Stock. Selling Shareholders acknowledge that the Buyer or any agent thereof has made no representation or warranties, oral and written, except as set forth in this Agreement. Selling Shareholders have availed themselves fully of all publicly available information on Buyer, including records available on EDGAR.

     B.  PREVIOUS INVESTMENTS.  Seller  are investors in securities of companies
         --------------------
in the development stage and acknowledges that they are able to fend for themselves, can bear the economic risk of this investment and have such knowledge and experience in financial or business matters that their capable of evaluating the merit and risks of the investment contemplated herein.

     C.  RISKS.  Sellers  understand that the investment in the Buyer involves a
         -----
high degree of risk and is suitable only for Seller who can afford a loss of their entire investment and who have no need for liquidity from their investment.

     D.  PRIVATE OFFERING. The offer to sell the Stock was directly communicated
         ----------------
to Sellers by the Buyer. At no time was Sellers presented or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

     8.  REPRESENTATIONS  AND  WARRANTIES OF THE BUYER. The Buyer represents and
     --  ---------------------------------------------
warrants  to  the Shareholders as follows: that the statements contained in this
Section 5 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this
Section 5), except to the extent set forth in the Disclosure Schedule. The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 5.

     8.1  ORGANIZATION  OF  THE  BUYER.  The  Buyer  is  a  corporation  duly
     ---  ----------------------------
organized and incorporated under the laws of the state of Nevada, validly existing, and in good standing under the laws of the jurisdiction of its incorporation,



     8.2  AUTHORIZATION  OF  TRANSACTION.  The  Buyer  has  full  power  and
     ---  ------------------------------
authority (including full corporate power and authority) to execute and deliver this Agreement, and the other agreements, documents and instruments contemplated hereby, and to perform their respective obligations hereunder and hereunder. This agreement constitutes the valid and legally binding obligations of the Buyer, as the case may be, enforceable in accordance with their terms and conditions.

     8.3  CAPITALIZATION  OF  BUYER.  As  of  the 1/29/04 the authorized capital
     ---  -------------------------
stock of Buyer consists of 90 million common shares and 10 million Preferred shares, of which 45,152,279 common shares are validly issued and outstanding; all are fully paid and nonassessable. The Buyers stock to be delivered as part of this purchase price will be validly issued, fully paid and nonassessable; and the Buyer has the power and authority to issue the same.

     8.4  AUTHORIZATION  OF  THE  SALE  The  officers  of  Buyer  who  sign this
     ---  ----------------------------
agreement have the requisite capacity, power, and authority to do so. The signing and delivery of this Agreement and all related documents, by Buyer through its officers, and the performance of this agreement (i) does not violate any contract to which Buyer is a party; or (ii) violate any provisions of Buyer's Articles of Association, or any of Buyer's other governing documents or corporate documents.

     8.5  BINDING  NATURE  AND  ENFORCEABILITY  OF  AGREEMENT Assuming that this
     ---  ---------------------------------------------------
Agreement is binding upon and enforceable against all other parties, this Agreement, the stock of Buyer, and all other documents that are signed by Buyer and delivered at the Closing, are legally binding upon, and enforceable against Buyer.

     8.6  CONSENTS  No  authorization  of,  or  registration or filing with, any
     ---  --------
court, Government, Entity, or person is required in connection with the signing, delivery or performance by Buyer of this Agreement, any exhibit, or any other agreement or document to be delivered by or on behalf of Buyer in connection with the Transaction of this Agreement ("The Transaction")

     8.7  BROKERS AND FINDERS No Broker, Finder or other person or entity acting
     ---  -------------------
in a similar capacity (i) has acted on behalf of Buyer in bringing about this transaction, (ii) has rendered any services with respect to the Transaction, or
(iii)  has  been  involved  in  any  way,  with  this  transaction.

     8.8  LIABILITIES  OF  THE  CORPORATION  on  and  after the Closing Date the
     ---  ---------------------------------
Liabilities of the Corporation shall remain liabilities thereof and Selling Shareholders shall have no obligation, liability, or responsibility for the payment thereof.

     9.  TERMINATION.
     --  -----------

     a.  This Agreement may be terminated at any time prior to the Closing Date:

     (1)  By  the  written  agreement  of  Sellers  and  the  Buyer;

     (2) By either Party by written notice to the other parties if the transactions contemplated hereby shall not have been consummated pursuant hereto by 5:00 p.m. on February 28th 2004, unless such date shall be extended by the written consent of Buyer;

     (3) By either Party by written notice to the other parties if (i) the representations and warranties of the other Party shall not have been true and correct in all respects (in the case of a representation or warranty containing a materiality qualification) or in all material respects (in the case of a representation or warranty without a materiality qualification) as of the date when made, or (ii) any of the conditions set forth in Section 2 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by 5:00 p.m. on February 28th 2004

     (4) In the event of the termination of this Agreement pursuant to Section 4, this Agreement shall become void, without any liability to any party in respect hereof or of the transactions contemplated hereby on the part of any party hereto, or any of its directors, officers, employees, agents, consultants, representatives, attorney's advisers, or stockholders, and except for any liability resulting from such party's breach of this Agreement.

     10.  MISCELLANEOUS.
     ---  -------------

     A.  SUCCESSORS  AND ASSIGNS. Except as otherwise expressly provided herein,
         -----------------------
the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     B.  NO  THIRD-PARTY  BENEFICIARIES.  The  terms  and  provisions  of  this
         ------------------------------
Agreement are intended solely for the benefit of each party hereto and their respective successors and assigns, and it are not the intention of the parties to confer third-party beneficiary rights upon any other person.

     C.  SURVIVAL  OF  AGREEMENTS,  REPRESENTATIONS,  ETC.  All  warranties,
         ------------------------------------------------
representations, agreements and covenants made by a party herein or in any certificate or other instrument required to be delivered by or on behalf of a party in connection with this Agreement, shall be considered to have been relied upon by the other party and shall survive the Closing under this Agreement regardless of any investigation made by any party or information about any breach known to any party prior to the Closing; shall continue in full force and effect; and shall provide a basis for the remedies provided for herein or otherwise available to the non-breaching party.

No representation or warranty contained herein shall be deemed to have been waived, affected or impaired by any investigation made by with the knowledge of any party to this Agreement. All statements in any such certificate or other instrument delivered at or in connection with the Closing shall constitute representations and warranties of the party making such delivery. Each agreement, representation and warranty contained herein is independent of all other agreements; representations and warranties contained herein (whether or not covering an identical or a related subject matter) and must be independently and separately complied with and satisfied. Exceptions or qualifications to any agreement, representation or warranty contained herein shall not be construed as exceptions or qualifications to any agreement, other warranty or representation.

     D.  ENTIRE  AGREEMENT.  This Agreement and the exhibits attached hereto and
         -----------------
the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the Sellers and Buyer with regard to the subjects hereof and thereof.

     E.  AMENDMENTS  AND  MODIFICATIONS.  This  Agreement  may not be amended or
         ------------------------------
modified  other  than  by  an agreement in writing signed by all of the parties.

     F.  NOTICE.  Any notice, payment, report or other communication required or
         ------
permitted to be given by one to any other party by this Agreement shall be in writing and either (i) served personally on the other party or parties; (ii) sent by express, registered or certified first class mail, postage prepaid, addressed to the other party or parties at its or their address or addresses as indicated next to their signatures below, or to such other address as any addressee shall have therefore furnished to the other parties by like notice;
(iii) delivered by commercial courier to the other party or parties; or (iv) sent by facsimile with the original sent by U.S. Mail. Such notice shall be deemed received on the second day after transmittal if sent by one (1) day courier together with a transmission of such notice by facsimile if the recipient has the capability to receive a facsimile.

     G.  STATUTORY  REFERENCES.  A  reference  in this Agreement to a statute or
         ---------------------
statutory provision shall mean such statute or statutory provision as it has been amended through the date as of which the particular Agreement provision is to take effect, or to any successor statute or statutory provision relating to the same subject as the statutory provision referred to in this Agreement, and to any then applicable rules or regulations promulgated thereunder.

     H.  WAIVER OF JURY TRIAL. THE PARTIES HEREBY EXPRESSLY WAIVE THE RIGHT TO A
         --------------------
TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY OR AGAINST EITHER OF THEM RELATING TO THIS AGREEMENT. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MORE QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON, THE PARTIES PREFER, BASED ON THE ADVICE OF THEIR COUNSEL, THAT ANY DISPUTE BE RESOLVED BY A JUDGE APPLYING APPLICABLE LAW.

     I.  JURISDICTION;  SERVICE  OF PROCESS. Any action or proceeding seeking to
         ----------------------------------
enforce any provision of, or based on any right arising out of, this Agreement may shall be brought against any of the parties only in the courts of the State of Florida, County of Dade, or, if it has or can acquire the necessary jurisdiction, in the United States District Court for the Southern District of Florida, and each of the parties consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and irrevocably waives any objection to venue made therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world. The provisions of this Section shall also apply to any actions involving directors, officers, Buyers, or controlling persons and affiliates of Buyer brought by or against them in their respective capacities as such.

     J.  ENFORCEMENT.  The  parties agree that irreparable damage would occur in
         -----------
the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Florida or in any Florida state court, this being in addition to any other remedy to which they are entitled at law or in equity.

In addition, each of the parties hereto (a) consents to the personal jurisdiction of any federal court located in the State of Florida or of any Florida state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal or state court sitting in the State of Florida.

     K.  RECOVERY  OF  FEES  BY  PREVAILING  PARTY. In the event of a lawsuit to
         -----------------------------------------
enforce or interpret the provisions of this Agreement, the prevailing party shall pay the other party reasonable attorneys' fees and other costs and expenses including expert witness fees in such amount as the court shall determine. In addition, such non-prevailing party shall pay reasonable attorneys' fees incurred by the prevailing party in enforcing, or on appeal from, a judgment in favor of the prevailing party. The preceding sentence is intended by the parties hereto to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

     L.  TIME  OF  THE  ESSENCE.  With  regard to all dates and time periods set
         ----------------------
forth  or  referred  to  in  this  Agreement,  time  is  of  the  essence.

     M.  CONFIDENTIALITY; PUBLICITY. The Sellers and Buyers acknowledge that the
         --------------------------
transaction described herein is of a confidential nature and shall not be disclosed prior to the Closing except to consultants, attorneys and advisors, or as required by law. The Sellers and Buyers shall not make any public disclosure of the terms of this Agreement prior to the Closing, except as required by law, such requirement to substantiated by a written opinion of counsel.

     N.  CONSTRUCTION.  The  construction  of this Agreement shall not take into
         ------------
consideration the party who drafted or whose representatives drafted any portion of this Agreement, and no canon of construction shall be applied that resolves ambiguities against the drafter of a document. The parties acknowledge that competent counsel that each has chosen to represent such party and each party has had a full opportunity to comment upon and negotiate the terms of this Agreement advised them.

The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent as a result of arm's length bargaining.

     O.  FINDER'S  FEE AND BROKER'S FEES. The Sellers and Buyer hereto represent
         -------------------------------
and warrant that they have retained no finder or broker in connection with the transactions by this Agreement, and hereby agrees to indemnify and to hold the other harmless from any liability for any finder's or broker's fee to any broker or other person or firm (and the cost and expenses of defending against such liability or asserted liability) for which such indemnifying person, or any of its employees or representatives, are responsible.

     P.  TITLES  AND  SUBTITLES.  The  titles of the Sections and subsections of
         ----------------------
this Agreement are for the convenience of reference only and are not to be considered in construing this Agreement.

     Q.  COUNTERPARTS.  This  Agreement  may  be  executed  in  any  number  of
         ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     R.  APPLICABLE  LAW.  This  Agreement shall be governed by and construed in
         ---------------
accordance  with  the  laws  of  the  State  of  Florida.

     S.  AIRLINE  REPORTING  CORPORATION  Notwithstanding  the  other  terms and
         -------------------------------
provisions of this agreement the Buyer cannot have access to the Airline Reporting Corporation ticket stock until the Airlines Reporting Corporation has completed the necessary documentation relating to the change of ownership.



IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


                                      "SELLERS"

                                      /s/  JOHN LATIMER
                                      -----------------
                                      JOHN LATIMER


                                      /s/  KAREN LATIMER
                                      ------------------
                                      KAREN LATIMER


                                      "BUYER"

                                      INVICTA GROUP INC.

                                      /s/  R.DAVID SCOTT
                                      ------------------
                                      R.DAVID SCOTT, C.O.O.

EXHIBITS
--------


Furniture,  equipment  and  fixtures.

Security  deposits

Lease

Computer  contracts

Liabilities  amount

Payroll  roster  of  employees

Sellers  customer  list

Seller's  accounts  receivable

Material  changes

Consent  of  landlord  for  lease

Information  on  computer  contracts

Verification  of  ARC  bond

Verification the sellers are in good standing under the lease and other contracts

Copies  of  airline  contracts

EXHIBIT B
---------
(Lease)

EXHIBIT C
---------
(Capital equipment and depreciation schedule)